                                 SHORT DURATION
                                TAX EXEMPT FUND
                                   TAX EXEMPT
                                   BOND FUND

                                 Annual Report
                                October 31, 1995

                             [PAYDEN & RYGEL LOGO]
                                 PAYDEN & RYGEL
                                   INVESTMENT
                                     GROUP

                        PAYDEN & RYGEL INVESTMENT GROUP

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder Letter........................................................    1
Management Discussion.....................................................    3
Performance Data..........................................................    5
Portfolio Highlights......................................................    6
Statements of Assets & Liabilities........................................    8
Statements of Operations..................................................    9
Statements of Changes in Net Assets.......................................   10
Schedules of Portfolio Investments........................................   11
Notes to Financial Statements.............................................   17
Financial Highlights......................................................   24
Independent Auditors' Report..............................................   26
Glossary of Terms.........................................................   27

             [LOGO]

October 31, 1995

Dear Fellow Shareholders:

    The challenge for investors and fund managers alike during the past twelve months has been to focus on longer-term investment objectives and not over react to short-term changes in perception. In retrospect, the period from October 1994 to October 1995 encompassed a cycle that included one of the worst bond markets in history, but also a period where there was the fastest recovery in bonds. The panic that prevailed during the second and third quarter of 1994 quickly dissipated, and a positive tone returned to the market during the first quarter of 1995. Actually, by March 1995 bonds had earned back what they had lost in 1994, and they have continued to perform very favorably through our current fiscal year ending October 31, 1995. In the global arena, the U.S. dollar endured a roller coaster ride of its own, reaching an all time low versus the Japanese yen and German mark, in April 1995, only to strengthen back to more neutral levels by the end of the Fund's fiscal year in October.

    Our investment strategy was based on a fundamental belief that the global economies would sustain low to moderate growth without any pick up of inflation. In fact, we anticipated that a deflationary trend would prevail and continue throughout 1995. It was our anticipation that perception would change.

    The last year also marked key developments for the Payden & Rygel Funds. All Funds grew in size, with the flagship Global Fixed Income Fund growing another 25% to $540 million by fiscal year end. This makes it one of the largest global bond mutual funds in the country. As of October 31, 1995, Morningstar awarded its highest rating of five stars to the Global Fixed Income Fund highlighting the superior return it has achieved with a low level of risk. We also launched the U.S. Treasury Fund in January 1995 and the International Bond Fund in April 1995, expanding the range of fixed income vehicles available to our clients.

    We are very positive about the prospects for bonds in the coming fiscal year, as sound fiscal and monetary policies are the key factors in most developed nations. With the prospect of low inflation, it is very possible that in the next few years it may be the start of a long-term era in which moderate growth and contained inflation will allow interest rates to fall even further. Against this scenario, we also believe that the investor may witness real returns (adjusted for inflation) higher than has been evidenced in the last three decades.

    We appreciate your investment in our Funds and look forward to another profitable year in 1996.

Best Wishes,

[SIG]

Joan A. Payden
President and Chairman of the Board
Payden & Rygel Investment Group

                        PAYDEN & RYGEL INVESTMENT GROUP
                                TAX EXEMPT FUNDS

                             MANAGEMENT DISCUSSION

THE YEAR IN REVIEW

    The past twelve months were exciting for the tax exempt market. During the year, we experienced a dramatic decline in interest rates, the largest municipal bankruptcy filing in the market's history, a raging bull equity market, and discussions of a change in the tax code that could impact the treatment of municipal bonds.

    The most significant factor during the year was the change in Federal Reserve policy. The Federal Reserve Board lowered short-term interest rates for the first time in three years, reversing the aggressive tightening that was implemented during 1994. As a result of this change in policy, the market psychology became positive, and the municipal market participated in the strong bond market rally. Municipal interest rates declined significantly from their peak in November 1994.

    Throughout the first nine months of the year, the market watched the Orange County, California bankruptcy unfold. The Funds did not own any Orange County securities when the County filed for bankruptcy protection, but we carefully watched as the drama unfolded to see market reactions. As the County struggled with losses from failed investment strategies, uncertainty over the payment of interest and principal on the County's bonds caused the market for certain California issues to underperform issues in other states. After the initial uncertainty, the market regained its strength and municipal issues were not stigmatized. Despite the voters in Orange County soundly rejecting a sales tax increase to help the troubled county from its financial mess, a plan was devised to bring the County back to fiscal health and ensure that bondholders would be paid. The Governor allowed funds to be diverted from several other entities, and the County was able to borrow in the markets with the help of bond insurance.

    On the political side, talk of tax reform surfaced in April and the market experienced uncertainty over its impact on municipal bonds. Long-term municipal yields have remained high due to continued uncertainty, and shorter maturity instruments have rallied as investors have placed an emphasis on these issues.

    The uncertainty of the relative tax advantage of municipal bonds has increased the "tax-risk" premium in municipal bond yields. We view this as an opportunity to capture attractive yields, which will continue to be of value even at substantially lower interest rates.

    Consider the following:

Yield on 15 year AA-rated Municipal Bond........        5.4%
Yield on 15 year U.S. Treasury Obligation.......        6.2%

              TAXABLE EQUIVALENT YIELD OF    YIELD ADVANTAGE
  TAX RATE          MUNICIPAL BOND         OVER U.S. TREASURY
------------  ---------------------------  -------------------
      39.6%                 8.9%                   +2.74%
      33                    8.1%                   +1.86%
      25                    7.2%                   +1.00%
      17                    6.5%                   +0.31%
      13                    6.2%             Break-even, no
                                             yield advantage

FUND STRATEGIES AND PERFORMANCE

    Our strategy throughout the past year has been to position the Funds for a decline in interest rates. We maintained a longer maturity orientation in each Fund. In addition, we focused our purchases on securities that would not be subject to being called away as interest rates declined. Callable bonds are common in municipal securities, and in a declining interest rate environment, callable bonds have much lower performance than bonds which do not have a call feature. Our longer maturity orientation was rewarded as municipal interest rates declined significantly from their peak in November 1994, leading to favorable performance. During the year the Tax Exempt Bond Fund and Short Duration Tax Exempt Fund returned 13.25% and 5.88% respectively.

    In addition to the interest rate strategies employed in the Funds, we also targeted sectors and regions that exhibited strong performance. We increased the exposure in the Southeast and Far West, as these economic regions posted strong growth.

LOOKING FORWARD

    Going forward, we are optimistic about the values in the municipal bond market. We anticipate further reductions in interest rates as economic strength subsides as a result of the Federal Reserve tightening done in 1994. Because this slowdown will likely affect the revenues of municipal entities, we are focusing our investments on regions with stronger than average growth potential and those that are less sensitive to the decline in the U.S. manufacturing sector.

                         SHORT DURATION TAX EXEMPT FUND

               COMPARISON TO BROAD BASED SECURITIES MARKET INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          SHORT DURATION TAX EXEMPT FUND          LEHMAN 1 YEAR G.O. INDEX
9/1/94                                           100,000                           100,000
10/31/94                                          99,653                           100,039
11/30/94                                          99,575                           100,251
12/31/94                                          99,575                           100,251
1/31/95                                           99,895                           100,375
2/28/95                                          100,402                           100,807
3/31/95                                          101,172                           101,463
4/30/95                                          102,059                           102,244
5/31/95                                          103,275                           102,640
6/30/95                                          103,421                           103,633
7/31/95                                          104,390                           104,818
8/30/95                                          104,772                           105,290
9/30/95                                          105,015                           105,560
10/31/95                                         105,510                           105,955

                          AVERAGE ANNUAL TOTAL RETURN

                                                     Since Inception
                                        1 Year     (September 1, 1994)
                                      ----------  ----------------------
Short Duration Tax Exempt Fund......       5.88%             4.70%
Lehman 1 Year G.O. Index............       5.91              5.08

----------------------------------------------------------------------
                              TAX EXEMPT BOND FUND

               COMPARISON TO BROAD BASED SECURITIES MARKET INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             TAX EXEMPT                 LEHMAN STATE            LEHMAN QUALITY
                              BOND FUND                  G.O. INDEX           INTERMEDIATE INDEX
   MONTH END         VALUE OF $100,000 INVESTED
12/31/93                                    100,258              100,000                     100,000
1/31/94                                     100,943              101,190                     101,046
4/30/94                                      94,524               95,735                      96,957
7/31/94                                      95,283               97,324                      98,632
10/31/94                                     92,159               95,118                      97,240
1/31/95                                      94,750               97,770                      99,110
4/30/95                                      98,110              101,680                     102,640
7/31/95                                     100,850              105,200                     106,440
10/31/95                                    104,370              108,300                     108,940

                          AVERAGE ANNUAL TOTAL RETURN

                                        1 Year        Since Inception
                                      ----------  -----------------------
Tax Exempt Bond Fund
  (since December 21, 1993).........      13.25              2.32
Lehman State G.O. Index
  (since January 1, 1994)...........      13.86              4.45
Lehman Quality Intermediate Index
  (since January 1, 1994)...........      12.03              4.78

NOTE: PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THIS INFORMATION IS NOT PART OF THE AUDITED FINANCIAL STATEMENTS.

                              PORTFOLIO HIGHLIGHTS
                              TAX EXEMPT BOND FUND

                                 KEY STATISTICS
----------------------------------------------------------------------

                             October 31, 1994   October 31, 1995
                             -----------------  -----------------
Net Assets:                        $25,473,725        $40,051,668
Number of Issues:                           30                 43
Average Maturity:                   12.1 years          9.4 years
SEC Yield:                               5.50%              4.75%

                         SECTOR AND QUALITY COMPOSITION
----------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT QUALITY
AA                          36%
AAA                         43%
Baa                          5%
A                           16%
SECTOR
Revenue Bonds               25%
Insured Bonds               26%
Pre-refunded Bonds           9%
General Obligation          40%

                                LARGEST HOLDINGS
----------------------------------------------------------------------

Charleston County, South Carolina General Obligation........          4%
Port Authority of New York and New Jersey Transit Revenue...          4%
California State Dept. of Water Resources, Central Valley
 Project....................................................          4%
Florida Board of Education General Obligation...............          4%
New York State Dorm Authority Revenue.......................          3%

NOTE: PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THIS INFORMATION IS NOT PART OF THE AUDITED FINANCIAL STATEMENTS.

                              PORTFOLIO HIGHLIGHTS
                         SHORT DURATION TAX EXEMPT FUND

                                 KEY STATISTICS
----------------------------------------------------------------------

                             October 31, 1994   October 31, 1995
                             -----------------  -----------------
Net Assets:                        $20,150,089        $16,018,618
Number of Issues:                           33                 24
Average Maturity:                    1.7 years          3.5 years
SEC Yield:                               3.31%              3.80%

                         SECTOR AND QUALITY COMPOSITION
----------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT QUALITY
A                           25%
AA                          27%
AAA                         48%
SECTOR
Revenue Bonds               30%
Insured Bonds               25%
Pre-refunded Bonds          21%
General Obligation          24%

                                LARGEST HOLDINGS
----------------------------------------------------------------------

Tennessee State General Obligation.........................         10%
Maryland State Health Pre-refunded Bond....................          7%
Washington Suburban Sanitation District Water Revenue
 Bond......................................................          6%
Puerto Rico Telephone......................................          6%

NOTE: PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THIS INFORMATION IS NOT PART OF THE AUDITED FINANCIAL STATEMENTS.

                        PAYDEN & RYGEL INVESTMENT GROUP

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995

                                                                           SHORT DURATION
                                                             TAX EXEMPT      TAX EXEMPT
                                                             BOND FUND          FUND
                                                            ------------   --------------
ASSETS:
Investments, at value (Cost $38,512,498 and $16,401,224,
 respectively)............................................  $ 39,604,148   $  16,537,022
Interest receivable.......................................       678,374         277,445
Receivable for investments sold                                        0         457,182
Unamortized organization costs (Note 4)...................         9,461           4,203
Deferred expense subsidy (Note 5).........................       186,593         113,640
Other assets..............................................         3,748               0
                                                            ------------   --------------
    Total Assets..........................................    40,482,324      17,389,492
                                                            ------------   --------------

LIABILITIES:
Payable for investments purchased.........................             0       1,151,386
Accrued expenses and other liabilities:
  Investment advisory fees................................       151,964          51,349
  Administration fees.....................................         1,154             463
  Accounting and transfer agent fees......................         3,985           3,702
  Legal and audit fees....................................        20,669          19,821
  Payable to Payden & Rygel (Notes 5).....................       239,584         124,319
  Other...................................................        13,300          19,834
                                                            ------------   --------------
    Total Liabilities.....................................       430,656       1,370,874
                                                            ------------   --------------

NET ASSETS:
Paid in capital...........................................    40,137,709      15,848,471
Undistributed net investment income.......................         5,164           1,672
Net unrealized appreciation on investments................     1,091,650         135,798
Net unrealized appreciation on futures contracts..........       124,437               0
Accumulated net realized gains (losses) on investment
 transactions.............................................    (1,307,292)         32,677
                                                            ------------   --------------
    Net Assets............................................  $ 40,051,668   $  16,018,618
                                                            ------------   --------------
                                                            ------------   --------------
Outstanding shares of beneficial interest.................     4,177,567       1,589,820
                                                            ------------   --------------
                                                            ------------   --------------
NET ASSET VALUE -- offering and redemption price per
 share....................................................  $       9.59   $       10.08
                                                            ------------   --------------
                                                            ------------   --------------

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

                                                                           SHORT DURATION
                                                              TAX EXEMPT     TAX EXEMPT
                                                              BOND FUND         FUND
                                                             ------------  --------------
INVESTMENT INCOME -- Interest                                $  1,685,457   $    819,153
                                                             ------------  --------------
EXPENSES:
  Investment advisory fees (Note 5)........................        99,303         57,405
  Administration fees (Note 5).............................        25,275         14,771
  Custodian and accounting fees (Note 5)...................        41,000         39,778
  Legal and audit fees.....................................        24,436         22,424
  Organization costs (Note 4)..............................         2,920          1,883
  Trustees' fees and expenses..............................         4,113          2,280
  Transfer agent fees (Note 5).............................         6,008          6,752
  Registration and filing fees.............................        13,849         11,429
  Printing costs...........................................        11,729          6,647
  Expenses voluntarily reduced by investment adviser and/or
   administrator (Note 5)..................................             0         (7,714)
  Expense subsidy (Note 5).................................       (88,809)       (74,930)
                                                             ------------  --------------
    Total Expenses.........................................       139,824         80,725
                                                             ------------  --------------
    Net Investment Income..................................     1,545,633        738,428
                                                             ------------  --------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on investment transactions...      (216,473)        33,670
  Change in net unrealized appreciation (depreciation) on
   investments.............................................     2,318,851        227,515
  Change in net unrealized appreciation (depreciation) on
   futures contracts.......................................       124,437              0
                                                             ------------  --------------
  Net realized and unrealized gains on investments.........     2,226,815        261,185
                                                             ------------  --------------
    Change in net assets resulting from operations.........  $  3,772,448   $    999,613
                                                             ------------  --------------
                                                             ------------  --------------

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SHORT DURATION
                                          TAX EXEMPT BOND FUND               TAX EXEMPT FUND
                                     -------------------------------   ----------------------------
                                                      FOR THE PERIOD                 FOR THE PERIOD
                                                       DECEMBER 21,                   SEPTEMBER 1,
                                       YEAR ENDED        1993 TO        YEAR ENDED      1994 TO
                                      OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                          1995           1994 (a)          1995         1994 (a)
                                     --------------   --------------   ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............   $  1,545,633     $    850,604    $    738,428   $    61,492
  Net realized gains (losses) on
   investment transactions.........       (216,473)      (1,090,819)         33,670          (993)
  Change in net unrealized
   appreciation (depreciation) on
   investments.....................      2,318,851       (1,227,201)        227,515       (91,717)
  Change in net unrealized
   appreciation (depreciation) on
   futures contracts...............        124,437                0               0             0
                                     --------------   --------------   ------------  --------------
Change in net assets resulting from
 operations........................      3,772,448       (1,467,416)        999,613       (31,218)
                                     --------------   --------------   ------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS --
  From net investment income.......     (1,550,994)        (840,079)       (743,140)      (55,108)
                                     --------------   --------------   ------------  --------------
CAPITAL TRANSACTIONS:
  Proceeds from shares sold........     14,684,139       39,602,270      17,480,222    20,181,626
  Reinvestment of distributions....      1,467,907          832,795         678,179        54,789
  Cost of shares redeemed..........     (3,795,557)     (12,653,845)    (22,546,345)            0
                                     --------------   --------------   ------------  --------------
Change in net assets from capital
 transactions......................     12,356,489       27,781,220      (4,387,944)   20,236,415
                                     --------------   --------------   ------------  --------------
Total change in net assets.........     14,577,943       25,473,725      (4,131,471)   20,150,089
NET ASSETS:
  Beginning of period..............     25,473,725                0      20,150,089             0
                                     --------------   --------------   ------------  --------------
  End of period....................   $ 40,051,668     $ 25,473,725    $ 16,018,618   $20,150,089
                                     --------------   --------------   ------------  --------------
                                     --------------   --------------   ------------  --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold......................      1,570,000        4,148,836       1,745,760     2,024,214
  Shares issued in reinvestment of
   distributions...................        158,441           90,122          67,925         5,514
  Shares redeemed..................       (412,149)      (1,377,683)     (2,253,593)            0
                                     --------------   --------------   ------------  --------------
Change in shares outstanding.......      1,316,292        2,861,275        (439,908)    2,029,728
Outstanding at beginning of
 period............................      2,861,275                0       2,029,728             0
                                     --------------   --------------   ------------  --------------
Outstanding at end of period.......      4,177,567        2,861,275       1,589,820     2,029,728
                                     --------------   --------------   ------------  --------------
                                     --------------   --------------   ------------  --------------

------------
(a) Period from commencement of operations.

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                              TAX EXEMPT BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------
CERTIFICATE OF PARTICIPATION (0.4%):
Water (0.4%):
      160,000    San Diego County, California Water Authority,
                  5.30%, 5/1/02....................................  $   166,600
                                                                     -----------
Total Certificate of Participation.................................      166,600
                                                                     -----------

GENERAL OBLIGATIONS (51.4%):
Limited (1.8%):
      700,000    Clark County, Nevada, School District, 5.88%,
                  6/15/13..........................................      711,375
                                                                     -----------
Unlimited (49.6%):
      250,000    California State, 4.75%, 9/1/09...................      228,750
    1,500,000    Charleston County, South Carolina, 5.75%,
                  6/1/08...........................................    1,569,375
    1,200,000    Chicago, Illinois, Metropolitan Water Reclaimation
                  District, 6.30%, 12/1/09.........................    1,285,500
    1,500,000    Florida State Board of Education, 5.00%, 6/1/08...    1,473,750
    1,000,000    Fort Worth, Texas, Independent School District,
                  0.00%, 2/15/06...................................      597,500
    1,000,000    Georgia State, 5.50%, 7/1/07......................    1,038,750
    1,000,000    Honolulu, Hawaii, City & County, 5.00%, 10/1/02...    1,023,750
    1,000,000    City of Los Angeles, California, 5.25%, 9/1/06....    1,012,500
    1,000,000    Massachusetts State, 5.75%, 2/1/15................    1,006,250
      750,000    Mecklenburg County, North Carolina, 6.20%,
                  1/1/01...........................................      810,938
    1,000,000    Mississippi State, 5.80%, 6/1/09..................    1,040,000
    1,250,000    Montgomery County, Maryland, 6.88%, 10/1/99.......    1,364,062
    1,000,000    New York, New York, 6.20%, 8/1/07.................    1,022,500
    1,000,000    Pennsylvania State, 5.20%, 6/15/04................    1,031,250
    1,000,000    Texas Public Finance Authority, 5.38%, 10/1/03....    1,052,500
    1,000,000    Virginia State, 6.10%, 6/1/06.....................    1,097,500
    1,000,000    Washington State, 5.25%, 9/1/05...................    1,025,000
    1,000,000    Washington Suburban Sanitation District, Maryland,
                  6.50%, 11/1/13, Pre-refunded 11/1/01 @ 102.......    1,118,750

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                              TAX EXEMPT BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------

GENERAL OBLIGATIONS (CONTINUED):
Unlimited (continued):
    1,000,000    Wisconsin State, 6.30%, 5/1/10, Pre-refunded
                  5/1/02 @ 100.....................................  $ 1,091,250
                                                                     -----------
                                                                      19,889,875
                                                                     -----------
Total General Obligations..........................................   20,601,250
                                                                     -----------

REVENUE (45.0%):
Education (8.7%):
    1,250,000    New York State Dorm Authority, 6.13%, 7/1/07......    1,357,813
    1,000,000    Ohio State Public Facilities, 5.00%, 11/1/04......    1,015,000
    1,100,000    Pennsylvania State, Higher Educational Facilities
                  Authority, 5.85%, 9/1/13.........................    1,124,750
                                                                     -----------
                                                                       3,497,563
                                                                     -----------
Electric (4.7%):
      575,000    Indiana Municipal Power Agency Power Supply,
                  5.13%, 1/1/01....................................      590,813
      300,000    City of Knoxville, Tennessee Gas System, 4.85%,
                  3/1/06...........................................      293,625
    1,000,000    Sacramento, California Municipal Utility District,
                  5.25%, 11/15/04..................................    1,026,250
                                                                     -----------
                                                                       1,910,688
                                                                     -----------
Health (1.4%):
      500,000    Maryland State Health & Higher Education, 6.75%,
                  7/1/23, Pre-refunded 7/1/00 @ 102................      556,875
                                                                     -----------
Housing (3.0%):
    1,000,000    Virginia State Housing Development Authority,
                  6.30%, 7/1/11....................................    1,031,250
      170,000    Wisconsin Housing & Economic Development, 5.30%,
                  11/1/05..........................................      167,875
                                                                     -----------
                                                                       1,199,125
                                                                     -----------

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                              TAX EXEMPT BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------

REVENUE (CONTINUED):
Sewer (5.5%):
    1,000,000    City and County of San Francisco, California
                  Sewer, 6.50%, 10/1/21, Pre-refunded 10/1/99 @
                  102..............................................  $ 1,097,500
    2,500,000    City and County of San Francisco, California
                  Sewer, 0.00%, 10/1/10............................    1,087,500
                                                                     -----------
                                                                       2,185,000
                                                                     -----------
Telecommunication (2.5%):
    1,000,000    Puerto Rico Telecommunications Authority, 4.80%,
                  1/1/01...........................................    1,011,250
                                                                     -----------
Transportation (12.8%):
    1,200,000    Los Angeles, California, City Department of
                  Airports, 5.50%, 5/15/07.........................    1,219,500
    1,000,000    Massachusetts Bay Transportation Authority, 5.60%,
                  3/1/08...........................................    1,027,500
    1,465,000    Port Authority New York & New Jersey, 5.80%,
                  12/1/12..........................................    1,488,806
    1,000,000    Puerto Rico Commonwealth Highway Authority, 6.75%,
                  7/1/05...........................................    1,091,250
      280,000    San Bernardino County, California, Transportation
                  Authority, 5.70%, 3/1/00 (b).....................      295,050
                                                                     -----------
                                                                       5,122,106
                                                                     -----------
Water (6.4%):
    1,400,000    California State Department of Water Resources,
                  6.00%, 12/1/06...................................    1,522,500
    1,000,000    Ohio State Water Development Authority, 5.70%,
                  6/1/09...........................................    1,032,500
                                                                     -----------
                                                                       2,555,000
                                                                     -----------
Total Revenue......................................................   18,037,607
                                                                     -----------

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                              TAX EXEMPT BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------
VARIABLE RATE DEMAND NOTES (1.5%):
Industrial Development Revenue
      400,000    Grapevine Industrial Development Corp., Texas,
                  3.90%*, 12/1/24..................................  $   400,000
      200,000    Phenix County, Alabama, 3.95%*, 6/1/28............      200,000
                                                                     -----------
Total Variable Rate Demand Notes...................................      600,000
                                                                     -----------
INVESTMENT COMPANIES (0.5%):
      198,691    Prairie Municipal Money Market Fund...............      198,691
                                                                     -----------
Total Investment Companies.........................................      198,691
                                                                     -----------
                 Total (Cost -- $38,512,498)(a) (98.8%)............  $39,604,148
                                                                     -----------
                                                                     -----------

------------
Percentages indicated are based on net assets of $40,051,668.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............................................  $1,148,719
Unrealized depreciation...............................................     (57,069)
                                                                        ----------
Net unrealized appreciation...........................................  $1,091,650
                                                                        ----------
                                                                        ----------

(b) A portion of the security is held by the custodian in a segregated account as collateral for open futures contracts.

 * Variable rate investments. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1995.

At October 31, 1995, the Fund's open futures contracts were as follows:

  # OF                     EXPIRATION    OPENING      CURRENT
CONTRACTS  CONTRACT TYPE      DATE       POSITION   MARKET VALUE
---------  --------------  -----------  ----------  ------------
   41      Municipal Bond   12/19/95    $4,673,844   $4,798,281

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                         SHORT DURATION TAX EXEMPT FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------
GENERAL OBLIGATIONS (35.9%):
Unlimited (35.9%):
      300,000    California State, 5.50%, 3/1/99...................  $   311,625
      700,000    Florida State Board Education, Capital Outlay,
                  6.50%, 6/1/97....................................      727,125
      700,000    Illinois State, 5.50%, 2/1/99.....................      724,500
      700,000    Minnesota State, 6.80%, 8/1/00, Prerefunded 8/1/98
                  @ 100............................................      747,250
      500,000    Phoenix, Arizona, City of, 5.30%, 7/1/06..........      516,250
    1,500,000    Tennessee State, 5.90%, 6/1/98....................    1,565,625
      150,000    Texas State Tax & Revenue Anticipation Note,
                  4.75%, 8/30/96...................................      151,213
    1,000,000    Washington Suburban Sanitation District, Maryland,
                  5.00%, 6/1/97....................................    1,016,250
                                                                     -----------
Total General Obligations..........................................    5,759,838
                                                                     -----------

REVENUE (64.7%):
Electric (21.4%):
      700,000    Georgia Municipal Electric Authority, 4.50%,
                  1/1/98...........................................      700,000
      700,000    Omaha Public Power District Electric Revenue,
                  6.50%, 2/1/17, Prerefunded 2/1/02 @ 101.50.......      781,375
      500,000    Sacramento, California, Municipal Utility
                  District, 5.25%, 11/15/04........................      513,125
      500,000    San Antonio Electric & Gas Revenue, 6.00%,
                  2/1/98...........................................      521,250
      900,000    Tacoma Washington Electric System, 4.90%,
                  1/1/98...........................................      914,625
                                                                     -----------
                                                                       3,430,375
                                                                     -----------
Housing (2.8%):
      450,000    Alaska State Housing Finance Corp., 4.35%,
                  12/1/98..........................................      450,000
                                                                     -----------
Health (11.2%):
      600,000    Harris County, Texas Health Facilities, 9.00%,
                  10/1/17, Pre-refunded 10/1/97 @ 102..............      664,500
    1,000,000    Maryland State Health & Higher Education
                  Facilities Authority, 7.00%, 7/1/19, Prerefunded
                  7/1/00 @ 102.....................................    1,125,000
                                                                     -----------
                                                                       1,789,500
                                                                     -----------

                       See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP

                         SHORT DURATION TAX EXEMPT FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1995

   SHARES OR                          SECURITY                         MARKET
PRINCIPAL AMOUNT                    DESCRIPTION                         VALUE
---------------- --------------------------------------------------  -----------

REVENUE (CONTINUED):
Lease (2.8%):
      450,000    Phoenix Arizona Civic Plaza Building Corp. Excise
                  Tax, 4.70%, 7/1/98...............................  $   457,313
                                                                     -----------
Telecommunications (6.3%):
    1,000,000    Puerto Rico Telecommunications Authority, 4.80%,
                  1/1/01...........................................    1,011,250
                                                                     -----------
Transportation (15.4%):
      675,000    New Jersey State Turnpike Authority, 6.00%,
                  1/1/98...........................................      698,625
    1,000,000    New York State Thruway Authority, 5.00%, 4/1/98...    1,018,750
      700,000    Pennsylvania State Turnpike, 6.15%, 6/1/99........      742,000
                                                                     -----------
                                                                       2,459,375
                                                                     -----------
Water (4.8%):
      755,000    Ohio State Water Development Authority, 4.95%,
                  12/1/98..........................................      771,044
                                                                     -----------
Total Revenue......................................................   10,368,857
                                                                     -----------

VARIABLE RATE DEMAND NOTE (1.9%):
Education (1.9%):
      300,000    Colorado Student Loan Obligation Bond, 3.85%*,
                  8/1/00...........................................      300,000
                                                                     -----------
Total Variable Rate Demand Note....................................      300,000
                                                                     -----------
INVESTMENT COMPANIES (0.7%):
      108,327    Prairie Municipal Money Market Fund...............      108,327
                                                                     -----------
Total Investment Companies.........................................      108,327
                                                                     -----------
                 Total (Cost $16,401,224)(a) (103.2%)..............  $16,537,022
                                                                     -----------
                                                                     -----------

------------
Percentages indicated are based on net assets of $16,018,618.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............................................  $  143,615
Unrealized depreciation...............................................      (7,817)
                                                                        ----------
Net unrealized appreciation...........................................  $  135,798
                                                                        ----------
                                                                        ----------

 * Variable rate investments. The rate reflected on the Schedule Portfolio of Investments is the rate in effect at October 31, 1995.

                        See notes to financial statements.

                        PAYDEN & RYGEL INVESTMENT GROUP
                                TAX EXEMPT FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

1.  ORGANIZATION

    Payden & Rygel Tax Exempt Bond Fund and Payden & Rygel Short Duration Tax Exempt Fund ("Funds") are non-diversified series of Payden & Rygel Investment Group ("Group"), a Massachusetts business trust organized on January 22, 1992. The Group is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds offer both Class A and Class B shares; however, as of October 31, 1995 there have been no Class B shares issued. Class B shares are subject to certain fees under a shareholder service plan (the "Plan"); Class A shares do not participate in the Plan. Both classes of shares have identical rights and privileges except with respect to the shareholder service fees borne by Class B and voting rights on matters affecting a single class. The Group is authorized to issue an unlimited number of shares of each class which are units of beneficial interest with a par value of $.001 per share.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds:

    SECURITIES VALUATION

    Portfolio securities are valued on the basis of quotes obtained from dealers or from a pricing service with consideration of such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data. Options, futures, swaps, and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by brokers in the case of other securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to guidelines established by the Board of Trustees. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless Payden & Rygel (the "Adviser") determines that such basis does not represent fair value.

    INVESTMENT TRANSACTIONS AND RELATED INCOME

    Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. All premiums or original issue discounts are amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Realized gains or losses on investment transactions are determined on the identified cost basis.

    FUTURES CONTRACTS

    The Funds may purchase or sell financial futures contracts and options on futures contracts which provide for the future sale by one party and purchase by another party of a specified quantity of a financial instrument at a fixed price on a future date. Upon entering into such a contract, the Funds are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Funds. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds invest in financial futures contracts to hedge against anticipated future changes in interest rates or security prices. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

    REPURCHASE AGREEMENTS

    Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is the Funds' policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement.

    DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than seven days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a

Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. There were no such commitments included in the Funds' schedules of portfolio investments at October 31, 1995.

    DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly, and distributable net realized capital gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

    Distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES

    It is the policy of each of the Funds to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code ("Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

    The Funds each file a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of futures contracts and deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gains or losses reported in these financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

    OTHER

    Shared expenses incurred by the Group are allocated among the series of the Group on the basis of relative net assets. Series-specific expenses are charged to each series as incurred. Fund expenses not specific to any class will be allocated between the classes based upon net assets of each class. Class-specific expenses will be charged to each class as incurred.

3.  PURCHASES AND SALES OF INVESTMENTS

    Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1995 were as follows:

                                 PURCHASES      SALES
                                -----------  -----------
Tax Exempt Bond Fund..........  $25,727,317  $12,318,499
Short Duration Tax Exempt
 Fund.........................  $12,850,848  $11,297,950

4.  UNAMORTIZED ORGANIZATION COSTS

    The expenses incurred in connection with the organization and registration of the Tax Exempt Bond Fund and the Short Duration Tax Exempt Fund ($15,168 and $6,170, respectively) are being reimbursed to the Adviser and amortized on a straight-line basis over a period of approximately five years. As of October 31, 1995, organization costs of $5,707 for the Tax Exempt Bond Fund and $1,967 for the Short Duration Tax Exempt Fund have been amortized.

5.  RELATED PARTY TRANSACTIONS

    Investment advisory services are provided to the Funds by Payden & Rygel. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of the Funds at an annualized rate of .32% on net assets up to $500 million and decreasing to
 .25% on net assets over $1 billion. The Adviser has agreed to limit the total expenses, including advisory fees, of the Funds to .45% of each of the Fund's average daily net assets on an annualized basis (exclusive of interest, taxes, brokerage commissions, blue sky fees, 12b-1 fees [if any such plan is adopted in the future] and extraordinary expenses). The Funds remain liable to the Adviser for expenses subsidized in any fiscal year. As of October 31, 1995, the Adviser has subsidized expenses of $186,593 and $113,640 for the Tax Exempt Bond Fund and the Short Duration Tax Exempt Fund, respectively. The deferred expense subsidies will be recognized in the statement of operations in future periods, if expense limits permit.

    The Adviser has incurred certain expenses in connection with the offering of multiple class shares that will be charged to the Group upon the initial sale of Class B shares to the public. Such expenses, approximately $40,000 as of October 31, 1995, will be allocated to all series of the Group that offer Class B shares on the basis of relative net assets at the time of the initial sale of Class B shares, and will be prorated between the classes on the basis of eligible net assets of each class over a five year period.

    Payden & Rygel Distributors Inc., an affiliate of Payden & Rygel, serves as the distributor for the Funds and is not entitled to receive any fees under the distribution agreement.

    On October 10, 1995, The Winsbury Company Limited Partnership changed its name to BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"). BISYS and BISYS Fund Services Ohio, Inc. are subsidiaries of the BISYS Group, Inc.

    BISYS serves as administrator (the "Administrator") to the Group. Under the terms of the administration agreement, BISYS receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of .10% on net assets up to $250 million and decreasing to .02% on net assets over $1 billion.

    From time to time, fees may be permanently reduced on a voluntary basis by the Adviser and/or Administrator in order to assist the Funds in maintaining certain specified expense ratios. For the year ended October 31,1995, the adviser and administrator waived $6,055 and $1,659, respectively, for the Short Duration Tax Exempt Fund.

    BISYS Fund Services Ohio, Inc. ("Company"), serves as transfer agent to the Group. Under the terms of the transfer agency agreement, the Company is entitled to receive fees based upon a specified amount per shareholder with specified minimum per portfolio amounts and surcharges, plus certain out-of-pocket expenses. The Company also serves as fund accountant. Under the terms of the fund accounting agreement, the Company receives fees monthly at an annual rate of $30,000 for each Fund, plus certain out-of-pocket expenses. Total transfer agent and fund accounting fees were $40,981 for the Tax Exempt Bond Fund and $40,522 for the Short Duration Tax Exempt Fund for the year ended October 31, 1995.

    Certain officers and trustees of the Group are affiliated with the Adviser or Administrator. Such officers and trustees receive no fees from the Funds for serving as officers and trustees of the Group.

    Effective January 1, 1996, Treasury Plus Inc., a subsidiary of Payden & Rygel will serve as administrator to the Group. Effective November 11, 1995, Investors Fiduciary Trust Company will serve as transfer agent to the Group, and as of January 1, 1996, they will serve as fund accountant.

6.  FEDERAL INCOME TAXES:

    For Federal income tax purposes, the Tax Exempt Bond Fund has capital loss carryforwards as of October 31, 1995, which are available to offset future capital gains, if any:

                                  AMOUNT     EXPIRES
                                -----------  -------
Tax Exempt Bond Fund..........  $ 1,090,819    2002
                                $    92,036    2003

7.  EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Group designates the following exempt-interest income for the taxable year ended October 31, 1995:

                                              SHORT DURATION
                                TAX EXEMPT      TAX EXEMPT
                                 BOND FUND         FUND
                                -----------   --------------
Exempt-interest dividends.....  $1,550,981*     $743,140*
Exempt-interest dividends per
 share........................        0.46          0.42

* Includes exempt-interest income from alternative minimum tax paper in the amounts of $29,997 and $43,379 for the Tax Exempt Bond Fund and the Short Duration Tax Exempt Fund, respectively.

    The percentage break-down of the exempt-interest income by state for the Funds' taxable year ended October 31, 1995 was as follows:

                                                                 SHORT DURATION
                                                    TAX EXEMPT     TAX EXEMPT
                                                    BOND FUND         FUND
                                                    ----------   --------------
Alabama...........................................      0.3%           0.5%
Arizona...........................................      1.2            4.1
California........................................     15.8            6.7
Colorado..........................................      0.3            0.3
Connecticut.......................................      0.0            4.2
Delaware..........................................      0.5            0.0
Florida...........................................      3.2            6.6
Georgia...........................................      2.1            4.4
Hawaii............................................      0.8            0.0
Illinois..........................................      3.2            9.2
Indiana...........................................      1.6            0.3
Kansas............................................      0.1            0.0
Kentucky..........................................      0.2            0.0
Louisiana.........................................      0.1            5.5
Maryland..........................................      5.4            6.8
Massachusetts.....................................      5.7            0.1
Michigan..........................................      0.3            0.1
Minnesota.........................................      0.0            5.0
Mississippi.......................................      3.8            0.0
Nebraska..........................................      0.0            3.2
Nevada............................................      1.2            2.0
New Hampshire.....................................      0.1            0.3
New Jersey........................................      1.6            4.8
New York..........................................     13.7            2.2
North Carolina....................................      2.5            0.0
Ohio..............................................      1.8            1.4
Pennsylvania......................................      4.0            0.1
Puerto Rico.......................................      3.8            1.3
South Carolina....................................      5.2            2.6
Tennessee.........................................      0.9            1.5
Texas.............................................      4.6           18.4
Utah..............................................      0.0            3.7
Virginia..........................................      9.4            0.3
Washington........................................      4.7            2.5
Wisconsin.........................................      1.8            1.3
Wyoming...........................................      0.1            0.6
                                                    -----          -----
  Total...........................................    100.0%         100.0%
                                                    -----          -----
                                                    -----          -----

PAYDEN & RYGEL INVESTMENT GROUP
TAX EXEMPT FUNDS
FINANCIAL HIGHLIGHTS

                                                INCOME FROM                       DISTRIBUTIONS TO
                                           INVESTMENT ACTIVITIES                    SHAREHOLDERS

                                                                                                             Net
                      Net Asset                 Net realized      Total         From          Total         Asset
                       Value,        Net       and unrealized      from         net           from         Value,
                      Beginning   investment   gains (losses)   investment   investment    shareholder     End of      Total
                      of Period     income     on investments   activities     income     distributions    Period      Return

------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUND

Year ended            $   8.90         0.46             0.69         1.15        (0.46)          (0.46)   $    9.59     13.25%
October 31, 1995

For the period        $  10.00         0.33            (1.10)       (0.77)       (0.33)          (0.33)   $    8.90     (7.85)%(b)
December 21, 1993 to
October 31, 1994 (a)
------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION TAX EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------

Year ended            $   9.93         0.42             0.15         0.57        (0.42)          (0.42)   $   10.08      5.88%
October 31, 1995

For the period        $  10.00         0.04            (0.07)       (0.03)       (0.04)          (0.04)   $    9.93     (0.35)%(b)
September 1, 1994 to
October 31, 1994 (a)

                                                           RATIOS/SUPPLEMENTARY DATA
                                                            Ratio                             Ratio
                            Net            Ratio           of net            Ratio           of net
                          Assets            of           investment           of           investment
                          at end         expenses          income          expenses          income
                            of              to               to               to               to
                          period          average          average          average          average        Portfolio
                           (000)        net assets       net assets       net assets*      net assets*       Turnover
------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUND
Year ended               $ 40,052             0.45%            4.97%            0.74%            4.69%          41.87%
October 31, 1995
For the period           $ 25,474             0.50%(c)         4.47%(c)         1.07%(c)         3.90%(c)       97.53%
December 21, 1993 to
October 31, 1994 (a)
------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION TAX EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------
Year ended               $ 16,019             0.45%            4.12%            0.91%            3.66%          79.81%
October 31, 1995
For the period           $ 20,150             0.45%(c)         3.20%(c)         2.87%(c)         0.78%(c)        0.00%
September 1, 1994 to
October 31, 1994 (a)

* During the period, certain fees were voluntarily reduced and/or certain expenses were subsidized by the Adviser. If such voluntary fee reductions and expense subsidies had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

                       See notes to financial statements.

                   24                                      25

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees
Payden & Rygel Tax Exempt Bond Fund and
Payden & Rygel Short Duration Tax Exempt Fund:

    We have audited the accompanying statements of assets and liabilities of the Payden & Rygel Tax Exempt Bond Fund and the Payden & Rygel Short Duration Tax Exempt Fund, including the schedules of portfolio investments, as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Payden & Rygel Tax Exempt Bond Fund and the Payden & Rygel Short Duration Tax Exempt Fund at October 31, 1995, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
December 8, 1995

                               GLOSSARY OF TERMS

ASSET-BACKED SECURITY

    A fixed income investment that is created when a lender pools assets such as auto loans or credit card receivables and sells interests in the asset pool to investors. These pools typically mature in less than five years. In order to receive a AAA credit rating, the issuer of the security will often overcollateralize the pool by placing more assets in the pool than the value of the newly created securities.

AVERAGE MATURITY

    The amount of time until half of the portfolio will mature. This is computed by weighting the time to maturity of each investment by the dollars invested.

CALLABLE BOND

    A bond in which the issuer has the right to prepay the debt prior to the stated maturity date. When interest rates fall, many issuers pay off their existing debt and issue new debt at the lower rate (much like refinancing a mortgage). Callable bonds are generally not as desirable when interest rates are falling and thus their prices do not increase as much as non-callable bonds in market rallies.

COMMERCIAL PAPER

    Typically commercial paper does not exceed 270 days to maturity.

CURRENCY EXPOSURE

    The potential for gain or loss from changes in currency exchange rates. A bond denominated in a foreign currency will increase in value as the U.S. dollar weakens (foreign currency strengthens). Conversely, this same investment will decrease in value as the U.S. dollar strengthens (foreign currency weakens).

CURRENCY HEDGE

    An investment strategy designed to neutralize or change currency exposure. Using the forward exchange market, or currency options, these strategies can reduce the effect of changes in currency exchange rates on the portfolio.

DURATION

    A mathematical calculation that computes a time-weighted value of each cash flow to be received from an investment. Duration is somewhat analogous to a bond's weighted average maturity, and generally increases as the time to maturity increases. Duration is a measure of price sensitivity. The higher the duration, the more the price of an investment will move for a given change in interest rates.

GENERAL OBLIGATION BONDS

    Debt issued by a municipality which is backed by the good faith and credit and general taxing power of the issuer. No specific source of revenue is earmarked to repay the debt. Interest is generally Federal tax-free to investors.

NET ASSET VALUE (NAV)

    The value of the Fund after the deduction of any liabilities and expenses. When divided by the number of shares outstanding, this is the price per share for the Fund.

REVENUE BONDS

    Debt issued by a municipality to finance a particular project such as the construction of roads or airport facilities. The debt is repaid from the revenues of the project. Investors have no recourse to other assets of the municipality should the project be unable to repay its debt. Principal and interest payments are often insured by a third party in order to increase the credit rating of the debt issue and thus improve its attractiveness to investors.

TOTAL RETURN

    The true return on an investment which is the total of interest earned, all realized capital gains and any unrealized capital gains.

VARIABLE RATE DEMAND NOTE

    A municipal debt issue in which the interest rate is reset to meet market demand, generally on a daily or weekly basis. The investor has the right to return the investment at any time at a price of 100 cents on the dollar. Although the debt may not mature for several years, investors consider this to be a short-term investment due to the right to return the note.

YIELD CURVE

    A graph showing the relationship between bond yields and their time to maturity. Yield curves are generally constructed using government bonds. Other fixed income investments, such as corporate bonds or mortgages, are then valued by adding an additional yield to that of the comparable maturity government issue. This additional yield is called the "yield spread" of the investment.

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                                 Payden & Rygel
                                   Investment
                                     Group

        333 SOUTH GRAND AVENUE-32ND FLOOR-LOS ANGELES, CALIFORNIA 90071
                            TELEPHONE (213) 625-1900